EXHIBIT 99.2

Arch Capital Group Ltd.
Waterloo House, Ground Floor
100 Pitts Bay Road
Pembroke HM 08 Bermuda

Financial Supplement
June 30, 2026

The following financial supplement is provided to assist in your understanding of Arch Capital Group Ltd. (“Arch”) and its subsidiaries (collectively, the “Company”).

This report is for informational purposes only. It should be read in conjunction with documents filed by Arch with the U.S. Securities and Exchange Commission, including the most recent Annual Report on Form 10-K and the Quarterly Reports on Form 10-Q. Please refer to the Company’s website at www.archgroup.com for further information describing Arch.

Arch Capital Group Ltd.	Investor Relations
François Morin: (441) 278-9250	Donald Watson: (914) 872-3616; dwatson@archgroup.com

Arch Capital Group Ltd. and Subsidiaries
Table of Contents

1

Arch Capital Group Ltd. and Subsidiaries
Basis of Presentation
Basis of Presentation
All financial information contained herein is unaudited, however, certain information relating to the consolidated balance sheet at December 31, 2025 is derived from or agrees to audited financial information. Unless otherwise noted, all amounts are in millions, except for per share amounts and ratio information. Amounts presented have been rounded for presentation purposes and may not reconcile due to rounding differences.
Cautionary Note Regarding Forward-Looking Statements
The Private Securities Litigation Reform Act of 1995 provides a “safe harbor” for forward-looking statements. This release or any other written or oral statements made by or on behalf of Arch and its subsidiaries may include forward-looking statements, which reflect the Company’s current views with respect to future events and financial performance. All statements other than statements of historical fact included in or incorporated by reference in this release are forward-looking statements.
Forward-looking statements can generally be identified by the use of forward-looking terminology such as “may,” “will,” “expect,” “intend,” “estimate,” “anticipate,” “believe” or “continue” or their negative or variations or similar terminology. Forward-looking statements involve the Company’s current assessment of risks and uncertainties. Actual events and results may differ materially from those expressed or implied in these statements. A non-exclusive list of the important factors that could cause actual results to differ materially from those in such forward-looking statements includes the following: adverse general economic and market conditions; increased competition; pricing and policy term trends; fluctuations in the actions of rating agencies and the Company’s ability to maintain and improve the Company’s ratings; investment performance; the loss and addition of key personnel; the adequacy of the Company’s loss reserves, severity and/or frequency of losses, greater than expected loss ratios and adverse development on claim and/or claim expense liabilities; greater frequency or severity of unpredictable natural and man-made catastrophic events; the impact of acts of terrorism and acts of war; changes in regulations and/or tax laws in the United States or elsewhere; the Company’s ability to successfully integrate, establish and maintain operating procedures as well as integrate the businesses we have acquired or may acquire into the existing operations; changes in accounting principles or policies; material differences between actual and expected assessments for guaranty funds and mandatory pooling arrangements; availability and cost to the Company of reinsurance to manage gross and net exposures; the failure of others to meet their obligations to the Company; an incident, disruption in operations or other cyber event caused by cyber attacks, the use of artificial intelligence technologies or other technology on the Company’s systems or those of the Company’s business partners and service providers, which could negatively impact the Company’s business and/or expose the Company to litigation; and other matters set forth under Item 1A “Risk Factors”, Item 7 “Management’s Discussion and Analysis of Financial Condition and Results of Operations” and other sections of the Company’s Annual Report on Form 10-K for the year ended December 31, 2025, filed with the SEC on February 26, 2026 and of the Company’s latest Quarterly Reports on Form 10-Q, as well as the other factors set forth in the Company’s other documents on file with the SEC, and management’s response to any of the aforementioned factors.
All subsequent written and oral forward-looking statements attributable to the Company or persons acting on its behalf are expressly qualified in their entirety by these cautionary statements. The foregoing review of important factors should not be construed as exhaustive and should be read in conjunction with other cautionary statements that are included herein or elsewhere. The Company's forward-looking statements speak only as of the date of this press release or as of the date they are made, and the Company undertakes no obligation to publicly update or revise any forward-looking statement, whether as a result of new information, future events or otherwise.

2

Arch Capital Group Ltd. and Subsidiaries
Financial Highlights
The following table presents financial highlights:

(U.S. Dollars and shares in millions, except per share data)	Three Months Ended			Six Months Ended
	June 30,			June 30,
	2026	2025	Change	2026	2025	Change
Underwriting results:
Gross premiums written	$6,126	$6,196	(1.1)%	$12,551	$12,659	(0.9)%
Net premiums written	4,049	4,348	(6.9)%	8,397	8,863	(5.3)%
Net premiums earned	3,985	4,337	(8.1)%	7,971	8,525	(6.5)%
Underwriting income (loss) (1)	657	818	(19.7)%	1,385	1,235	12.1%

Loss ratio	55.1%	53.1%	2.0	53.8%	57.4%	(3.6)
Acquisition expense ratio	18.0%	19.0%	(1.0)	18.2%	18.6%	(0.4)
Other operating expense ratio (2)	10.4%	9.1%	1.3	10.7%	9.5%	1.2
Combined ratio	83.5%	81.2%	2.3	82.7%	85.5%	(2.8)

Pre-tax net investment income	$417	$405	3.0%	$825	$783	5.4%
Per diluted share	$1.20	$1.07	12.1%	$2.33	$2.06	13.1%

Net income available to Arch common shareholders	$1,047	$1,227	(14.7)%	$2,084	$1,791	16.4%
Per diluted share	$3.00	$3.23	(7.1)%	$5.88	$4.70	25.1%

After-tax operating income available to Arch common shareholders (1)	$893	$979	(8.8)%	$1,794	$1,566	14.6%
Per diluted share	$2.56	$2.58	(0.8)%	$5.06	$4.11	23.1%

Comprehensive income (loss) available to Arch	$977	$1,597	(38.8)%	$1,686	$2,483	(32.1)%

Net cash provided by operating activities	$1,322	$1,124	17.6%	$2,510	$2,582	(2.8)%

Weighted average common shares and common share equivalents outstanding — diluted	348.8	379.9	(8.2)%	354.2	380.8	(7.0)%

Financial measures:
Change in book value per common share during period	2.8%	7.3%	(4.5)	4.5%	11.4%	(6.9)

Annualized net income return on average common equity	18.0%	22.9%	(4.9)	17.9%	17.0%	0.9
Annualized operating return on average common equity (1)	15.3%	18.2%	(2.9)	15.4%	14.8%	0.6

Total return on investments (3)	1.62%	3.09%	-148 bps	1.72%	5.17%	-345 bps

(1)See ‘Comments on Non-GAAP Financial Measures’ for a further discussion of consolidated underwriting income or loss, after-tax operating income or loss available to Arch common shareholders and annualized operating return on average common equity.
(2)The ‘Other operating expense ratio’ includes ‘Other underwriting income.’
(3)Total return on investments includes investment income, equity in net income of investments accounted for using the equity method, net realized gains and losses and the change in unrealized gains and losses and is calculated on a pre-tax basis and before investment expenses. See ‘Comments on Non-GAAP Financial Measures’ for a further discussion of the presentation of total return on investments.

3

Arch Capital Group Ltd. and Subsidiaries
Consolidated Statements of Income

(U.S. Dollars and shares in millions, except per share data)	Three Months Ended					Six Months Ended
	June 30,	March 31,	December 31,	September 30,	June 30,	June 30,	June 30,
	2026	2026	2025	2025	2025	2026	2025
Revenues
Net premiums earned	$3,985	$3,986	$4,255	$4,285	$4,337	$7,971	$8,525
Net investment income	417	408	434	408	405	825	783
Net realized gains (losses)	(17)	(87)	22	210	229	(104)	232
Other underwriting income (1)	57	59	52	50	62	116	115
Equity in net income of investments accounted for using the equity method	196	160	155	134	162	356	215
Other income (loss)	30	(5)	16	22	18	25	16
Total revenues	4,668	4,521	4,934	5,109	5,213	9,189	9,886

Expenses
Losses and loss adjustment expenses	(2,196)	(2,089)	(2,280)	(2,200)	(2,303)	(4,285)	(4,890)
Acquisition expenses	(718)	(730)	(779)	(786)	(824)	(1,448)	(1,588)
Other operating expenses	(471)	(498)	(421)	(478)	(454)	(969)	(927)
Corporate benefit (expenses)	(44)	(49)	24	(49)	(47)	(93)	(107)
Amortization of intangible assets	(30)	(30)	(47)	(49)	(48)	(60)	(97)
Interest expense	(44)	(37)	(38)	(37)	(38)	(81)	(73)
Net foreign exchange gains (losses)	10	21	(6)	(7)	(88)	31	(115)
Total expenses	(3,493)	(3,412)	(3,547)	(3,606)	(3,802)	(6,905)	(7,797)

Income (loss) before income taxes and income (loss) from operating affiliates	1,175	1,109	1,387	1,503	1,411	2,284	2,089
Income tax (expense) benefit	(164)	(98)	(210)	(215)	(214)	(262)	(335)
Income (loss) from operating affiliates	46	36	61	62	40	82	57
Net income (loss) attributable to Arch	1,057	1,047	1,238	1,350	1,237	2,104	1,811
Preferred dividends	(10)	(10)	(10)	(10)	(10)	(20)	(20)
Net income (loss) available to Arch common shareholders	$1,047	$1,037	$1,228	$1,340	$1,227	$2,084	$1,791

Comprehensive income (loss) available to Arch	$977	$709	$1,243	$1,398	$1,597	$1,686	$2,483

Net income (loss) per common share and common share equivalent
Basic	$3.05	$2.94	$3.42	$3.63	$3.30	$5.99	$4.81
Diluted	$3.00	$2.88	$3.35	$3.56	$3.23	$5.88	$4.70

Weighted average common shares and common share equivalents outstanding
Basic	343.2	353.2	359.4	369.0	372.2	348.2	372.6
Diluted	348.8	359.7	366.6	376.1	379.9	354.2	380.8

(1)    ‘Other underwriting income’ includes revenue earned from underwriting-related activities covered under existing service contracts.

4

Arch Capital Group Ltd. and Subsidiaries
Consolidated Balance Sheets

(U.S. Dollars and shares in millions, except per share data)	June 30,	March 31,	December 31,	September 30,	June 30,
	2026	2026	2025	2025	2025
Assets
Investments:
Fixed maturities available for sale, at fair value	$33,155	$32,399	$32,426	$31,908	$30,332
Short-term investments available for sale, at fair value	3,298	2,638	2,625	2,351	2,788
Equity securities, at fair value	2,280	1,766	1,864	1,805	1,715
Other investments	3,381	3,331	3,136	3,027	2,892
Investments accounted for using the equity method	6,852	6,652	6,453	6,232	6,566
Total investments	48,966	46,786	46,504	45,323	44,293
Cash	1,109	914	993	1,063	983
Accrued investment income	325	302	338	307	329
Investment in operating affiliates	1,323	1,330	1,313	1,417	1,356
Premiums receivable	7,160	6,526	5,723	6,450	7,067
Reinsurance recoverable on unpaid and paid losses and loss adjustment expenses	9,964	9,732	9,526	9,070	9,044
Contractholder receivables	2,264	2,253	2,270	2,287	2,280
Ceded unearned premiums	3,669	3,183	2,659	3,079	3,229
Deferred acquisition costs	1,794	1,774	1,717	1,786	1,814
Receivable for securities sold	564	643	180	695	390
Goodwill and intangible assets	1,163	1,190	1,222	1,268	1,319
Other assets	6,878	6,813	6,796	6,440	6,684
Total assets	$85,179	$81,446	$79,241	$79,185	$78,788

Liabilities
Reserve for losses and loss adjustment expenses	$34,775	$34,105	$33,547	$32,822	$32,089
Unearned premiums	11,493	10,939	10,100	11,124	11,625
Reinsurance balances payable	3,234	2,737	2,320	2,638	2,841
Contractholder payables	2,270	2,260	2,277	2,293	2,286
Collateral held for insured obligations	240	260	237	239	225
Senior notes	4,286	2,729	2,729	2,728	2,728
Payable for securities purchased	1,136	798	308	335	728
Other liabilities	3,715	3,430	3,517	3,287	3,225
Total liabilities	61,149	57,258	55,035	55,466	55,747

Shareholders’ equity
Non-cumulative preferred shares	830	830	830	830	830
Common shares	1	1	1	1	1
Additional paid-in capital	2,873	2,831	2,735	2,682	2,660
Retained earnings	29,129	28,082	27,045	25,817	24,477
Accumulated other comprehensive income (loss), net of deferred income tax	(413)	(333)	5	—	(48)
Common shares held in treasury, at cost	(8,390)	(7,223)	(6,410)	(5,611)	(4,879)
Total shareholders’ equity	24,030	24,188	24,206	23,719	23,041
Total liabilities and shareholders’ equity	$85,179	$81,446	$79,241	$79,185	$78,788

Common shares and common share equivalents outstanding, net of treasury shares	341.0	352.9	359.0	367.3	375.4
Book value per common share (1)	$68.04	$66.19	$65.11	$62.32	$59.17
(1) Excludes the effects of stock options and restricted stock units outstanding.

5

Arch Capital Group Ltd. and Subsidiaries
Consolidated Statements of Changes in Shareholders’ Equity

(U.S. Dollars in millions)	Three Months Ended					Six Months Ended
	June 30,	March 31,	December 31,	September 30,	June 30,	June 30,	June 30,
	2026	2026	2025	2025	2025	2026	2025
Non-cumulative preferred shares
Balance at beginning and end of period	$830	$830	$830	$830	$830	$830	$830

Common shares
Balance at beginning and end of period	1	1	1	1	1	1	1

Additional paid-in capital
Balance at beginning of period	2,831	2,735	2,682	2,660	2,588	2,735	2,510
Amortization of share-based compensation	15	82	24	25	25	97	99
All other	27	14	29	(3)	47	41	51
Balance at end of period	2,873	2,831	2,735	2,682	2,660	2,873	2,660

Retained earnings
Balance at beginning of period	28,082	27,045	25,817	24,477	23,250	27,045	22,686
Net income	1,057	1,047	1,238	1,350	1,237	2,104	1,811
Preferred share dividends	(10)	(10)	(10)	(10)	(10)	(20)	(20)
Balance at end of period	29,129	28,082	27,045	25,817	24,477	29,129	24,477

Accumulated other comprehensive income (loss), net of deferred income tax
Balance at beginning of period	(333)	5	—	(48)	(408)	5	(720)
Change in unrealized appreciation (decline) in value of available-for-sale investments	(71)	(338)	12	47	296	(409)	582
Change in foreign currency translation adjustments	(9)	—	(7)	1	64	(9)	90
Balance at end of period	(413)	(333)	5	—	(48)	(413)	(48)

Common shares held in treasury, at cost
Balance at beginning of period	(7,223)	(6,410)	(5,611)	(4,879)	(4,716)	(6,410)	(4,487)
Shares repurchased for treasury	(1,167)	(813)	(799)	(732)	(163)	(1,980)	(392)
Balance at end of period	(8,390)	(7,223)	(6,410)	(5,611)	(4,879)	(8,390)	(4,879)

Total shareholders’ equity	$24,030	$24,188	$24,206	$23,719	$23,041	$24,030	$23,041

6

Arch Capital Group Ltd. and Subsidiaries
Consolidated Statements of Cash Flows

(U.S. Dollars in millions)	Three Months Ended					Six Months Ended
	June 30,	March 31,	December 31,	September 30,	June 30,	June 30,	June 30,
	2026	2026	2025	2025	2025	2026	2025
Operating Activities
Net income (loss)	$1,057	$1,047	$1,238	$1,350	$1,237	$2,104	$1,811
Adjustments to reconcile net income to net cash provided by operating activities:
Net realized (gains) losses	(134)	91	(7)	(202)	(225)	(43)	(231)
Equity in net (income) of investments accounted for using the equity method and other income or loss	(126)	(137)	(194)	(158)	(95)	(263)	(107)
Amortization of intangible assets	30	30	47	49	48	60	97
Share-based compensation	15	82	24	25	25	97	99
Changes in:
Reserve for losses and loss adjustment expenses, net	499	540	330	634	560	1,039	1,386
Unearned premiums, net	64	362	(606)	(321)	11	426	338
Premiums receivable	(630)	(820)	731	601	(352)	(1,450)	(1,294)
Deferred acquisition costs	4	(48)	53	14	33	(44)	19
Reinsurance balances payable	496	419	(319)	(207)	159	915	663
Deferred income tax assets, net	59	20	19	46	80	79	109
Other items, net	(12)	(398)	88	355	(357)	(410)	(308)
Net cash provided by operating activities	1,322	1,188	1,404	2,186	1,124	2,510	2,582
Investing Activities
Purchases of fixed maturity investments	(9,875)	(9,288)	(8,293)	(10,619)	(8,150)	(19,163)	(17,568)
Purchases of equity securities	(472)	(185)	(184)	(277)	(179)	(657)	(987)
Purchases of other investments	(453)	(499)	(493)	(513)	(535)	(952)	(1,232)
Proceeds from sales of fixed maturity investments	8,383	7,984	7,055	8,435	6,522	16,367	13,823
Proceeds from sales of equity securities	253	202	183	281	223	455	1,043
Proceeds from sales, redemptions and maturities of other investments	306	240	759	336	431	546	1,091
Proceeds from redemptions and maturities of fixed maturity investments	1,082	957	693	475	568	2,039	1,326
Net settlements of derivative instruments	(80)	(26)	35	35	147	(106)	240
Net (purchases) sales of short-term investments	(644)	(11)	(272)	478	(242)	(655)	52
Purchases of fixed assets	(14)	(8)	(11)	(12)	(12)	(22)	(21)
Other	(21)	(5)	111	(2)	(1)	(26)	(3)
Net cash provided by (used for) investing activities	(1,535)	(639)	(417)	(1,383)	(1,228)	(2,174)	(2,236)
Financing Activities
Purchases of common shares under share repurchase program	(1,166)	(783)	(798)	(732)	(163)	(1,949)	(359)
Proceeds from common shares issued, net	26	(17)	30	1	47	9	19
Proceeds from borrowings	1,977	—	—	—	—	1,977	—
Repayments of borrowings	(398)	—	—	—	—	(398)	—
Common dividends paid	—	(5)	—	—	(2)	(5)	(7)
Preferred dividends paid	(10)	(10)	(10)	(10)	(10)	(20)	(20)
Other	—	(12)	—	(2)	—	(12)	(2)
Net cash provided by (used for) financing activities	429	(827)	(778)	(743)	(128)	(398)	(369)
Effects of exchange rate changes on foreign currency cash and restricted cash	9	(8)	4	(14)	55	1	71
Increase (decrease) in cash and restricted cash	225	(286)	213	46	(177)	(61)	48
Cash and restricted cash, beginning of period	1,781	2,067	1,854	1,808	1,985	2,067	1,760
Cash and restricted cash, end of period	$2,006	$1,781	$2,067	$1,854	$1,808	$2,006	$1,808
Income taxes paid (received)	$169	$22	$143	$166	$131	$191	$149
Interest paid	$65	$—	$63	$—	$64	$65	$64

7

Arch Capital Group Ltd. and Subsidiaries
Segment Information — Overview

The Company’s Insurance, Reinsurance and Mortgage segments each have managers who are responsible for the overall profitability of their respective segments and who are directly accountable to the Company’s chief operating decision-makers, the Chief Executive Officer and the Chief Financial Officer and Treasurer. The chief operating decision-makers do not assess performance, measure return on equity or make resource allocation decisions on a line of business basis. Management measures segment performance for its three underwriting segments based on underwriting income or loss. The Company does not manage its assets by underwriting segment and, accordingly, investment income is not allocated to each underwriting segment.
The Company determined its reportable operating segments using the management approach described in accounting guidance regarding disclosures about segments of an enterprise and related information. The accounting policies of the segments are the same as those used for the preparation of the Company’s consolidated financial statements. Intersegment business is allocated to the segment accountable for the underwriting results.
Insurance Segment
The Company’s insurance segment primarily consists of commercial insurance lines of business, with a focus on specialty insurance products. These products are mainly offered in North America, Bermuda, the United Kingdom, continental Europe and Australia. Products offered in North America include: commercial automobile; commercial multi‐peril; other liability—claims made, which includes financial and professional lines; other liability—occurrence, which includes admitted and excess and surplus casualty lines; property and short-tail specialty; workers compensation; and other. Products offered across the Company’s International units include: property and short-tail specialty; and casualty and other.
Reinsurance Segment
The Company’s reinsurance segment offers reinsurance products on a worldwide basis. Lines of business include: casualty; marine and aviation; specialty; property catastrophe; property excluding property catastrophe; and other.
Mortgage Segment
The Company’s mortgage segment consists of U.S. primary mortgage insurance business written predominantly on loans sold to the Federal National Mortgage Association (“Fannie Mae”) and the Federal Home Loan Mortgage Corporation (“Freddie Mac”), each a government sponsored entity (“GSE”) and also through non GSE approved entities (combined “Arch MI U.S.”); reinsurance and underwriting services related to U.S. credit-risk transfer (“CRT”) business which are predominately with the GSEs and other U.S. mortgage reinsurance transactions; and international mortgage insurance and reinsurance business covering loans primarily in Australia and Europe.
The Company’s results also include net investment income, net realized gains or losses (which include, but are not limited to, realized and unrealized changes in the fair value of equity securities and assets accounted for using the fair value option, realized and unrealized gains and losses on derivative instruments, changes in the allowance for credit losses on financial assets and gains and losses realized from acquisition or disposition of subsidiaries), equity in net income or loss of investments accounted for using the equity method, other income (loss), corporate benefit (expenses), transaction costs and other, amortization of intangible assets, interest expense, net foreign exchange gains or losses, income taxes items, income or loss from operating affiliates and items related to the Company’s non-cumulative preferred shares.

8

Arch Capital Group Ltd. and Subsidiaries
Segment Information

(U.S. Dollars in millions)	Three Months Ended
	June 30, 2026
	Insurance	Reinsurance	Mortgage	Total
Gross premiums written (1)	$2,603	$3,202	$324	$6,126
Premiums ceded (1)	(670)	(1,358)	(52)	(2,077)
Net premiums written	1,933	1,844	272	4,049
Change in unearned premiums	(53)	(24)	13	(64)
Net premiums earned	1,880	1,820	285	3,985
Other underwriting income (2)	15	37	5	57
Losses and loss adjustment expenses	(1,185)	(992)	(19)	(2,196)
Acquisition expenses	(375)	(341)	(2)	(718)
Other operating expenses	(308)	(114)	(49)	(471)
Underwriting income (loss)	$27	$410	$220	657

Net investment income				417
Net realized gains (losses)				(17)
Equity in net income of investments accounted for using the equity method				196
Other income (loss)				30
Corporate benefit (expenses) (3)				(12)
Transaction costs and other (3)				(32)
Amortization of intangible assets				(30)
Interest expense				(44)
Net foreign exchange gains (losses)				10
Income (loss) before income taxes and income (loss) from operating affiliates				1,175
Income tax (expense) benefit				(164)
Income (loss) from operating affiliates				46
Net income (loss) available to Arch				1,057
Preferred dividends				(10)
Net income (loss) available to Arch common shareholders				$1,047

Underwriting Ratios
Loss ratio	63.0%	54.6%	6.5%	55.1%
Acquisition expense ratio	19.9%	18.7%	0.9%	18.0%
Other operating expense ratio (4)	15.6%	4.2%	15.4%	10.4%
Combined ratio	98.5%	77.5%	22.8%	83.5%

Net premiums written to gross premiums written	74.3%	57.6%	84.0%	66.1%

Total investable assets				$49,503
Total assets				85,179
Total liabilities				61,149

(1)    Certain assumed and ceded amounts related to intersegment transactions are included in individual segment results. Accordingly, the sum of such transactions for each segment does not agree to the total due to eliminations.
(2)    ‘Other underwriting income’ includes revenue earned from underwriting-related activities covered under existing service contracts.
(3)    Certain expenses have been excluded from ‘Corporate benefit (expenses)’ and reflected in ‘Transaction costs and other.’ See ‘Comments on Non-GAAP Financial Measures’ for a further discussion of such items.
(4)    The ‘Other operating expense ratio’ includes ‘Other underwriting income.’

9

Arch Capital Group Ltd. and Subsidiaries
Segment Information

(U.S. Dollars in millions)	Three Months Ended
	June 30, 2025
	Insurance	Reinsurance	Mortgage	Total
Gross premiums written (1)	$2,681	$3,196	$323	$6,196
Premiums ceded (1)	(645)	(1,137)	(70)	(1,848)
Net premiums written	2,036	2,059	253	4,348
Change in unearned premiums	(67)	28	28	(11)
Net premiums earned	1,969	2,087	281	4,337
Other underwriting income (2)	13	46	3	62
Losses and loss adjustment expenses	(1,178)	(1,128)	3	(2,303)
Acquisition expenses	(387)	(436)	(1)	(824)
Other operating expenses	(288)	(118)	(48)	(454)
Underwriting income (loss)	$129	$451	$238	818

Net investment income				405
Net realized gains (losses)				229
Equity in net income of investments accounted for using the equity method				162
Other income (loss)				18
Corporate benefit (expenses) (3)				(29)
Transaction costs and other (3)				(18)
Amortization of intangible assets				(48)
Interest expense				(38)
Net foreign exchange gains (losses)				(88)
Income (loss) before income taxes and income (loss) from operating affiliates				1,411
Income tax (expense) benefit				(214)
Income (loss) from operating affiliates				40
Net income (loss) available to Arch				1,237
Preferred dividends				(10)
Net income (loss) available to Arch common shareholders				$1,227

Underwriting Ratios
Loss ratio	59.8%	54.1%	(1.2)%	53.1%
Acquisition expense ratio	19.6%	20.9%	0.4%	19.0%
Other operating expense ratio (4)	14.0%	3.5%	16.0%	9.1%
Combined ratio	93.4%	78.5%	15.2%	81.2%

Net premiums written to gross premiums written	75.9%	64.4%	78.3%	70.2%

Total investable assets				$44,938
Total assets				78,788
Total liabilities				55,747
(1)    Certain assumed and ceded amounts related to intersegment transactions are included in individual segment results. Accordingly, the sum of such transactions for each segment does not agree to the total due to eliminations.
(2)    ‘Other underwriting income’ includes revenue earned from underwriting-related activities covered under existing service contracts.
(3)    Certain expenses have been excluded from ‘Corporate benefit (expenses)’ and reflected in ‘Transaction costs and other.’ See ‘Comments on Non-GAAP Financial Measures’ for a further discussion of such items.
(4)    The ‘Other operating expense ratio’ includes ‘Other underwriting income.’

10

Arch Capital Group Ltd. and Subsidiaries
Segment Information

(U.S. Dollars in millions)	Six Months Ended
	June 30, 2026
	Insurance	Reinsurance	Mortgage	Total
Gross premiums written (1)	$5,300	$6,616	$640	$12,551
Premiums ceded (1)	(1,461)	(2,596)	(102)	(4,154)
Net premiums written	3,839	4,020	538	8,397
Change in unearned premiums	(88)	(369)	31	(426)
Net premiums earned	3,751	3,651	569	7,971
Other underwriting income (2)	26	74	16	116
Losses and loss adjustment expenses	(2,311)	(1,940)	(34)	(4,285)
Acquisition expenses	(750)	(688)	(10)	(1,448)
Other operating expenses	(623)	(246)	(100)	(969)
Underwriting income (loss)	$93	$851	$441	1,385

Net investment income				825
Net realized gains (losses)				(104)
Equity in net income of investments accounted for using the equity method				356
Other income (loss)				25
Corporate benefit (expenses) (3)				(43)
Transaction costs and other (3)				(50)
Amortization of intangible assets				(60)
Interest expense				(81)
Net foreign exchange gains (losses)				31
Income (loss) before income taxes and income (loss) from operating affiliates				2,284
Income tax (expense) benefit				(262)
Income (loss) from operating affiliates				82
Net income (loss) available to Arch				2,104
Preferred dividends				(20)
Net income (loss) available to Arch common shareholders				$2,084

Underwriting Ratios
Loss ratio	61.6%	53.1%	5.9%	53.8%
Acquisition expense ratio	20.0%	18.8%	1.9%	18.2%
Other operating expense ratio (4)	15.9%	4.7%	14.8%	10.7%
Combined ratio	97.5%	76.6%	22.6%	82.7%

Net premiums written to gross premiums written	72.4%	60.8%	84.1%	66.9%

(1)    Certain assumed and ceded amounts related to intersegment transactions are included in individual segment results. Accordingly, the sum of such transactions for each segment does not agree to the total due to eliminations.
(2)    ‘Other underwriting income’ includes revenue earned from underwriting-related activities covered under existing service contracts.
(3)    Certain expenses have been excluded from ‘Corporate benefit (expenses)’ and reflected in ‘Transaction costs and other.’ See ‘Comments on Non-GAAP Financial Measures’ for a further discussion of such items.
(4)    The ‘Other operating expense ratio’ includes ‘Other underwriting income.’

11

Arch Capital Group Ltd. and Subsidiaries
Segment Information

(U.S. Dollars in millions)	Six Months Ended
	June 30, 2025
	Insurance	Reinsurance	Mortgage	Total
Gross premiums written (1)	$5,326	$6,690	$649	$12,659
Premiums ceded (1)	(1,357)	(2,315)	(130)	(3,796)
Net premiums written	3,969	4,375	519	8,863
Change in unearned premiums	(140)	(260)	62	(338)
Net premiums earned	3,829	4,115	581	8,525
Other underwriting income (2)	16	85	14	115
Losses and loss adjustment expenses	(2,406)	(2,484)	—	(4,890)
Acquisition expenses	(730)	(853)	(5)	(1,588)
Other operating expenses	(582)	(245)	(100)	(927)
Underwriting income (loss)	$127	$618	$490	1,235

Net investment income				783
Net realized gains (losses)				232
Equity in net income of investments accounted for using the equity method				215
Other income (loss)				16
Corporate benefit (expenses) (3)				(79)
Transaction costs and other (3)				(28)
Amortization of intangible assets				(97)
Interest expense				(73)
Net foreign exchange gains (losses)				(115)
Income (loss) before income taxes and income (loss) from operating affiliates				2,089
Income tax (expense) benefit				(335)
Income (loss) from operating affiliates				57
Net income (loss) available to Arch				1,811
Preferred dividends				(20)
Net income (loss) available to Arch common shareholders				$1,791

Underwriting Ratios
Loss ratio	62.8%	60.4%	—%	57.4%
Acquisition expense ratio	19.1%	20.7%	0.9%	18.6%
Other operating expense ratio (4)	14.8%	3.9%	14.9%	9.5%
Combined ratio	96.7%	85.0%	15.8%	85.5%

Net premiums written to gross premiums written	74.5%	65.4%	80.0%	70.0%

(1)    Certain assumed and ceded amounts related to intersegment transactions are included in individual segment results. Accordingly, the sum of such transactions for each segment does not agree to the total due to eliminations.
(2)    ‘Other underwriting income’ includes revenue earned from underwriting-related activities covered under existing service contracts.
(3)    Certain expenses have been excluded from ‘corporate benefit (expenses)’ and reflected in ‘Transaction costs and other.’ See ‘Comments on Non-GAAP Financial Measures’ for a further discussion of such items.
(4)    The ‘Other operating expense ratio’ includes ‘Other underwriting income.’

12

Arch Capital Group Ltd. and Subsidiaries
Segment Information — Insurance Segment

(U.S. Dollars in millions)	Three Months Ended					Six Months Ended
	June 30,	March 31,	December 31,	September 30,	June 30,	June 30,	June 30,
	2026	2026	2025	2025	2025	2026	2025
Gross premiums written	$2,603	$2,697	$2,542	$2,567	$2,681	$5,300	$5,326
Premiums ceded	(670)	(791)	(666)	(614)	(645)	(1,461)	(1,357)
Net premiums written	1,933	1,906	1,876	1,953	2,036	3,839	3,969
Change in unearned premiums	(53)	(35)	97	16	(67)	(88)	(140)
Net premiums earned	1,880	1,871	1,973	1,969	1,969	3,751	3,829
Other underwriting income (1)	15	11	11	9	13	26	16
Losses and loss adjustment expenses	(1,185)	(1,126)	(1,196)	(1,162)	(1,178)	(2,311)	(2,406)
Acquisition expenses	(375)	(375)	(380)	(386)	(387)	(750)	(730)
Other operating expenses	(308)	(315)	(289)	(301)	(288)	(623)	(582)
Underwriting income (loss)	$27	$66	$119	$129	$129	$93	$127

Underwriting Ratios
Loss ratio	63.0%	60.2%	60.6%	59.0%	59.8%	61.6%	62.8%
Acquisition expense ratio	19.9%	20.0%	19.3%	19.6%	19.6%	20.0%	19.1%
Other operating expense ratio (2)	15.6%	16.3%	14.1%	14.8%	14.0%	15.9%	14.8%
Combined ratio	98.5%	96.5%	94.0%	93.4%	93.4%	97.5%	96.7%

Catastrophic activity and prior year development:
Current accident year catastrophic events, net of reinsurance and reinstatement premiums	8.0%	4.2%	3.3%	2.2%	2.9%	6.1%	6.1%
Net (favorable) adverse development in prior year loss reserves, net of related adjustments:
Loss ratio impact	(1.4)%	(0.7)%	(0.2)%	(0.7)%	(0.4)%	(1.1)%	(0.6)%
Acquisition expense ratio impact	0.3%	0.3%	0.1%	0.6%	0.3%	0.3%	0.3%
Total impact	(1.1)%	(0.4)%	(0.1)%	(0.1)%	(0.1)%	(0.8)%	(0.3)%

Combined ratio excluding catastrophic activity and prior year development (3)	91.6%	92.7%	90.8%	91.3%	90.6%	92.2%	90.9%

Net premiums written to gross premiums written	74.3%	70.7%	73.8%	76.1%	75.9%	72.4%	74.5%

(1)‘Other underwriting income’ includes revenue earned from underwriting-related activities covered under existing service contracts.
(2)The ‘Other operating expense ratio’ includes ‘Other underwriting income.’
(3)See ‘Comments on Non-GAAP Financial Measures’ for further discussion.

13

Arch Capital Group Ltd. and Subsidiaries
Segment Information — Insurance Segment

(U.S. Dollars in millions)	Three Months Ended										Six Months Ended
	June 30,		March 31,		December 31,		September 30,		June 30,		June 30,		June 30,
	2026		2026		2025		2025		2025		2026		2025
Net Premiums Written by Line of Business
North America
Other liability - occurrence	$364	18.8%	$315	16.5%	$309	16.5%	$297	15.2%	$366	18.0%	$679	17.7%	$696	17.5%
Property and short-tail specialty	362	18.7%	322	16.9%	273	14.6%	339	17.4%	369	18.1%	684	17.8%	717	18.1%
Other liability - claims made	212	11.0%	175	9.2%	229	12.2%	209	10.7%	206	10.1%	387	10.1%	355	8.9%
Commercial automobile	158	8.2%	149	7.8%	126	6.7%	150	7.7%	165	8.1%	307	8.0%	326	8.2%
Commercial multi-peril	130	6.7%	173	9.1%	184	9.8%	194	9.9%	205	10.1%	303	7.9%	403	10.2%
Workers compensation	121	6.3%	157	8.2%	142	7.6%	151	7.7%	130	6.4%	278	7.2%	283	7.1%
Other	87	4.5%	74	3.9%	90	4.8%	86	4.4%	89	4.4%	161	4.2%	165	4.2%
Total North America	$1,434	74.2%	$1,365	71.6%	$1,353	72.1%	$1,426	73.0%	$1,530	75.1%	$2,799	72.9%	$2,945	74.2%

International
Property and short-tail specialty	$280	14.5%	$282	14.8%	$251	13.4%	$284	14.5%	$296	14.5%	$562	14.6%	$567	14.3%
Casualty and other	219	11.3%	259	13.6%	272	14.5%	243	12.4%	210	10.3%	478	12.5%	457	11.5%
Total International	$499	25.8%	$541	28.4%	$523	27.9%	$527	27.0%	$506	24.9%	$1,040	27.1%	$1,024	25.8%
Total	$1,933	100.0%	$1,906	100.0%	$1,876	100.0%	$1,953	100.0%	$2,036	100.0%	$3,839	100.0%	$3,969	100.0%

Net Premiums Earned by Line of Business
North America
Other liability - occurrence	$289	15.4%	$300	16.0%	$325	16.5%	$329	16.7%	$338	17.2%	$589	15.7%	$667	17.4%
Property and short-tail specialty	334	17.8%	315	16.8%	338	17.1%	339	17.2%	363	18.4%	649	17.3%	696	18.2%
Other liability - claims made	199	10.6%	200	10.7%	203	10.3%	205	10.4%	186	9.4%	399	10.6%	378	9.9%
Commercial automobile	148	7.9%	146	7.8%	146	7.4%	143	7.3%	147	7.5%	294	7.8%	292	7.6%
Commercial multi-peril	185	9.8%	195	10.4%	193	9.8%	195	9.9%	203	10.3%	380	10.1%	404	10.6%
Workers compensation	135	7.2%	135	7.2%	153	7.8%	160	8.1%	147	7.5%	270	7.2%	278	7.3%
Other	76	4.0%	69	3.7%	78	4.0%	70	3.6%	71	3.6%	145	3.9%	143	3.7%
Total North America	$1,366	72.7%	$1,360	72.7%	$1,436	72.8%	$1,441	73.2%	$1,455	73.9%	$2,726	72.7%	$2,858	74.6%

International
Property and short-tail specialty	$277	14.7%	$279	14.9%	$283	14.3%	$292	14.8%	$278	14.1%	$556	14.8%	$524	13.7%
Casualty and other	237	12.6%	232	12.4%	254	12.9%	236	12.0%	236	12.0%	469	12.5%	447	11.7%
Total International	$514	27.3%	$511	27.3%	$537	27.2%	$528	26.8%	$514	26.1%	$1,025	27.3%	$971	25.4%
Total	$1,880	100.0%	$1,871	100.0%	$1,973	100.0%	$1,969	100.0%	$1,969	100.0%	$3,751	100.0%	$3,829	100.0%

14

Arch Capital Group Ltd. and Subsidiaries
Segment Information — Reinsurance Segment

(U.S. Dollars in millions)	Three Months Ended					Six Months Ended
	June 30,	March 31,	December 31,	September 30,	June 30,	June 30,	June 30,
	2026	2026	2025	2025	2025	2026	2025
Gross premiums written	$3,202	$3,414	$1,944	$2,515	$3,196	$6,616	$6,690
Premiums ceded	(1,358)	(1,238)	(438)	(778)	(1,137)	(2,596)	(2,315)
Net premiums written	1,844	2,176	1,506	1,737	2,059	4,020	4,375
Change in unearned premiums	(24)	(345)	486	278	28	(369)	(260)
Net premiums earned	1,820	1,831	1,992	2,015	2,087	3,651	4,115
Other underwriting income (1)	37	37	36	38	46	74	85
Losses and loss adjustment expenses	(992)	(948)	(1,086)	(1,040)	(1,128)	(1,940)	(2,484)
Acquisition expenses	(341)	(347)	(393)	(398)	(436)	(688)	(853)
Other operating expenses	(114)	(132)	(91)	(133)	(118)	(246)	(245)
Underwriting income (loss)	$410	$441	$458	$482	$451	$851	$618

Underwriting Ratios
Loss ratio	54.6%	51.7%	54.5%	51.6%	54.1%	53.1%	60.4%
Acquisition expense ratio	18.7%	19.0%	19.7%	19.8%	20.9%	18.8%	20.7%
Other operating expense ratio (2)	4.2%	5.2%	2.8%	4.7%	3.5%	4.7%	3.9%
Combined ratio	77.5%	75.9%	77.0%	76.1%	78.5%	76.6%	85.0%

Catastrophic activity and prior year development:
Current accident year catastrophic events, net of reinsurance and reinstatement premiums	2.8%	5.2%	5.0%	1.5%	4.6%	4.0%	11.3%
Net (favorable) adverse development in prior year loss reserves, net of related adjustments:
Loss ratio impact	(5.3)%	(8.3)%	(3.5)%	(2.6)%	(3.9)%	(6.8)%	(4.9)%
Acquisition expense ratio impact	0.1%	0.9%	0.6%	0.4%	0.6%	0.5%	1.0%
Total impact	(5.2)%	(7.4)%	(2.9)%	(2.2)%	(3.3)%	(6.3)%	(3.9)%

Combined ratio excluding catastrophic activity and prior year development (3)	79.9%	78.1%	74.9%	76.8%	77.2%	78.9%	77.6%

Net premiums written to gross premiums written	57.6%	63.7%	77.5%	69.1%	64.4%	60.8%	65.4%

(1)‘Other underwriting income’ includes revenue earned from underwriting-related activities covered under existing service contracts.
(2)The ‘Other operating expense ratio’ includes ‘Other underwriting income.’
(3)See ‘Comments on Non-GAAP Financial Measures’ for further discussion.

15

Arch Capital Group Ltd. and Subsidiaries
Segment Information — Reinsurance Segment

(U.S. Dollars in millions)	Three Months Ended										Six Months Ended
	June 30,		March 31,		December 31,		September 30,		June 30,		June 30,		June 30,
	2026		2026		2025		2025		2025		2026		2025
Net Premiums Written by Line of Business
Specialty	$563	30.5%	$687	31.6%	$587	39.0%	$633	36.4%	$729	35.4%	$1,250	31.1%	$1,323	30.2%
Property excluding property catastrophe	451	24.5%	548	25.2%	475	31.5%	557	32.1%	430	20.9%	999	24.9%	1,011	23.1%
Property catastrophe	392	21.3%	307	14.1%	48	3.2%	64	3.7%	484	23.5%	699	17.4%	961	22.0%
Casualty	312	16.9%	478	22.0%	301	20.0%	399	23.0%	308	15.0%	790	19.7%	807	18.4%
Marine and aviation	58	3.1%	78	3.6%	52	3.5%	60	3.5%	68	3.3%	136	3.4%	189	4.3%
Other	68	3.7%	78	3.6%	43	2.9%	24	1.4%	40	1.9%	146	3.6%	84	1.9%
Total	$1,844	100.0%	$2,176	100.0%	$1,506	100.0%	$1,737	100.0%	$2,059	100.0%	$4,020	100.0%	$4,375	100.0%

Net Premiums Earned by Line of Business
Specialty	$617	33.9%	$586	32.0%	$700	35.1%	$719	35.7%	$760	36.4%	$1,203	32.9%	$1,487	36.1%
Property excluding property catastrophe	489	26.9%	519	28.3%	536	26.9%	581	28.8%	587	28.1%	1,008	27.6%	1,135	27.6%
Property catastrophe	208	11.4%	226	12.3%	246	12.3%	253	12.6%	260	12.5%	434	11.9%	566	13.8%
Casualty	367	20.2%	353	19.3%	392	19.7%	360	17.9%	355	17.0%	720	19.7%	680	16.5%
Marine and aviation	71	3.9%	70	3.8%	78	3.9%	77	3.8%	82	3.9%	141	3.9%	162	3.9%
Other	68	3.7%	77	4.2%	40	2.0%	25	1.2%	43	2.1%	145	4.0%	85	2.1%
Total	$1,820	100.0%	$1,831	100.0%	$1,992	100.0%	$2,015	100.0%	$2,087	100.0%	$3,651	100.0%	$4,115	100.0%

Net Premiums Written by Underwriting Location
Bermuda	$997	54.1%	$962	44.2%	$697	46.3%	$761	43.8%	$1,060	51.5%	$1,959	48.7%	$2,214	50.6%
United States	389	21.1%	512	23.5%	386	25.6%	488	28.1%	447	21.7%	901	22.4%	924	21.1%
Europe and other	458	24.8%	702	32.3%	423	28.1%	488	28.1%	552	26.8%	1,160	28.9%	1,237	28.3%
Total	$1,844	100.0%	$2,176	100.0%	$1,506	100.0%	$1,737	100.0%	$2,059	100.0%	$4,020	100.0%	$4,375	100.0%

16

Arch Capital Group Ltd. and Subsidiaries
Segment Information — Mortgage Segment

(U.S. Dollars in millions)	Three Months Ended					Six Months Ended
	June 30,	March 31,	December 31,	September 30,	June 30,	June 30,	June 30,
	2026	2026	2025	2025	2025	2026	2025
Gross premiums written	$324	$316	$326	$330	$323	$640	$649
Premiums ceded	(52)	(50)	(59)	(56)	(70)	(102)	(130)
Net premiums written	272	266	267	274	253	538	519
Change in unearned premiums	13	18	23	27	28	31	62
Net premiums earned	285	284	290	301	281	569	581
Other underwriting income (1)	5	11	5	3	3	16	14
Losses and loss adjustment expenses	(19)	(15)	2	2	3	(34)	—
Acquisition expenses	(2)	(8)	(6)	(2)	(1)	(10)	(5)
Other operating expenses	(49)	(51)	(41)	(44)	(48)	(100)	(100)
Underwriting income	$220	$221	$250	$260	$238	$441	$490

Underwriting Ratios
Loss ratio	6.5%	5.3%	(0.8)%	(0.5)%	(1.2)%	5.9%	—%
Acquisition expense ratio	0.9%	2.9%	1.9%	0.7%	0.4%	1.9%	0.9%
Other operating expense ratio (2)	15.4%	14.1%	12.6%	13.3%	16.0%	14.8%	14.9%
Combined ratio	22.8%	22.3%	13.7%	13.5%	15.2%	22.6%	15.8%

Net (favorable) adverse development in prior year loss reserves, net of related adjustments:
Loss ratio impact	(15.7)%	(19.2)%	(19.4)%	(18.1)%	(22.8)%	(17.4)%	(21.6)%
Acquisition expense ratio impact	(1.3)%	(0.7)%	(0.9)%	(1.1)%	(1.3)%	(1.1)%	(1.3)%
Total impact	(17.0)%	(19.9)%	(20.3)%	(19.2)%	(24.1)%	(18.5)%	(22.9)%

Combined ratio excluding prior year development (3)	39.8%	42.2%	34.0%	32.7%	39.3%	41.1%	38.7%

Net premiums written to gross premiums written	84.0%	84.2%	81.9%	83.0%	78.3%	84.1%	80.0%

(1)‘Other underwriting income’ includes revenue earned from underwriting-related activities covered under existing service contracts.
(2)The ‘Other operating expense ratio’ includes ‘Other underwriting income.’
(3)    See ‘Comments on Non-GAAP Financial Measures’ for further discussion.

17

Arch Capital Group Ltd. and Subsidiaries
Segment Information — Mortgage Segment

(U.S. Dollars in millions)	Three Months Ended										Six Months Ended
	June 30,		March 31,		December 31,		September 30,		June 30,		June 30,		June 30,
	2026		2026		2025		2025		2025		2026		2025
Net Premiums Written by Underwriting Unit
U.S. primary mortgage insurance	$202	74.3%	$204	76.7%	$195	73.0%	$197	71.9%	$184	72.7%	$406	75.5%	$387	74.6%
U.S. credit risk transfer (CRT) and other	35	12.9%	37	13.9%	51	19.1%	55	20.1%	51	20.2%	72	13.4%	101	19.5%
International mortgage insurance/reinsurance	35	12.9%	25	9.4%	21	7.9%	22	8.0%	18	7.1%	60	11.2%	31	6.0%
Total	$272	100.0%	$266	100.0%	$267	100.0%	$274	100.0%	$253	100.0%	$538	100.0%	$519	100.0%

Net Premiums Earned by Underwriting Unit
U.S. primary mortgage insurance	$206	72.3%	$209	73.6%	$201	69.3%	$204	67.8%	$188	66.9%	$415	72.9%	$397	68.3%
U.S. credit risk transfer (CRT) and other	35	12.3%	37	13.0%	51	17.6%	55	18.3%	51	18.1%	72	12.7%	101	17.4%
International mortgage insurance/reinsurance	44	15.4%	38	13.4%	38	13.1%	42	14.0%	42	14.9%	82	14.4%	83	14.3%
Total	$285	100.0%	$284	100.0%	$290	100.0%	$301	100.0%	$281	100.0%	$569	100.0%	$581	100.0%

Net Premiums Written by Underwriting Location
United States	$202	74.3%	$204	76.7%	$196	73.4%	$197	71.9%	$184	72.7%	$406	75.5%	$387	74.6%
Other	70	25.7%	62	23.3%	71	26.6%	77	28.1%	69	27.3%	132	24.5%	132	25.4%
Total	$272	100.0%	$266	100.0%	$267	100.0%	$274	100.0%	$253	100.0%	$538	100.0%	$519	100.0%

(U.S. Dollars in millions)
	June 30, 2026		March 31, 2026		December 31, 2025		September 30, 2025		June 30, 2025
Insurance In Force (IIF) (1)
U.S. primary mortgage insurance	$286,399	59.8%	$286,523	59.7%	$286,318	59.1%	$286,785	57.9%	$286,410	57.7%
U.S. credit risk transfer (CRT) and other	128,228	26.8%	128,338	26.7%	132,205	27.3%	141,889	28.7%	145,883	29.4%
International mortgage insurance/reinsurance	64,254	13.4%	65,223	13.6%	66,084	13.6%	66,277	13.4%	64,374	13.0%
Total	$478,881	100.0%	$480,084	100.0%	$484,607	100.0%	$494,951	100.0%	$496,667	100.0%
Risk In Force (RIF) (2)
U.S. primary mortgage insurance	$73,978	84.3%	$74,281	84.8%	$74,679	85.0%	$74,952	84.9%	$74,948	85.1%
U.S. credit risk transfer and other	5,194	5.9%	5,214	6.0%	5,358	6.1%	5,688	6.4%	5,892	6.7%
International mortgage insurance/reinsurance	8,599	9.8%	8,120	9.3%	7,864	8.9%	7,633	8.6%	7,221	8.2%
Total	$87,771	100.0%	$87,615	100.0%	$87,901	100.0%	$88,273	100.0%	$88,061	100.0%

(1) The aggregate dollar amount of each insured mortgage loan’s current principal balance. Such amounts are shown before external reinsurance.
(2) The aggregate dollar amount of each insured mortgage loan’s current principal balance multiplied by the insurance coverage percentage specified in the policy for insurance policies issued and after contract limits and/or loss ratio caps for risk-sharing or reinsurance transactions. Such amounts are shown before external reinsurance.

18

Arch Capital Group Ltd. and Subsidiaries
Segment Information — Mortgage Segment
The following table provides supplemental disclosures for the Company’s U.S. primary mortgage insurance operations:

(U.S. Dollars in millions)
	June 30, 2026		March 31, 2026		December 31, 2025		September 30, 2025		June 30, 2025
Total RIF by credit quality:
>=740	$48,123	65.1%	$47,842	64.4%	$47,757	63.9%	$47,575	63.5%	$47,261	63.1%
680-739	22,351	30.2%	22,861	30.8%	23,271	31.2%	23,638	31.5%	23,880	31.9%
620-679	3,208	4.3%	3,274	4.4%	3,340	4.5%	3,419	4.6%	3,479	4.6%
<620	296	0.4%	304	0.4%	311	0.4%	320	0.4%	328	0.4%
Total	$73,978	100.0%	$74,281	100.0%	$74,679	100.0%	$74,952	100.0%	$74,948	100.0%
Weighted average credit score	751		750		749		749		749
Total RIF by Loan-To-Value (LTV):
95.01% and above	$7,417	10.0%	$7,436	10.0%	$7,314	9.8%	$7,362	9.8%	$7,361	9.8%
90.01% to 95.00%	43,944	59.4%	44,147	59.4%	44,494	59.6%	44,720	59.7%	44,711	59.7%
85.01% to 90.00%	19,727	26.7%	19,951	26.9%	20,195	27.0%	20,251	27.0%	20,293	27.1%
85.00% and below	2,890	3.9%	2,747	3.7%	2,676	3.6%	2,619	3.5%	2,583	3.4%
Total	$73,978	100.0%	$74,281	100.0%	$74,679	100.0%	$74,952	100.0%	$74,948	100.0%
Weighted average LTV	93.2%		93.2%		93.2%		93.2%		93.2%
Total RIF by State:
California	$5,945	8.0%	$5,922	8.0%	$5,901	7.9%	$5,892	7.9%	$5,894	7.9%
Texas	5,385	7.3%	5,376	7.2%	5,382	7.2%	5,393	7.2%	5,432	7.2%
North Carolina	3,266	4.4%	3,285	4.4%	3,343	4.5%	3,358	4.5%	3,347	4.5%
Minnesota	3,099	4.2%	3,100	4.2%	3,129	4.2%	3,137	4.2%	3,147	4.2%
Illinois	3,067	4.1%	3,037	4.1%	3,042	4.1%	3,046	4.1%	3,033	4.0%
Georgia	2,927	4.0%	2,966	4.0%	3,005	4.0%	3,043	4.1%	3,063	4.1%
Michigan	2,766	3.7%	2,785	3.7%	2,816	3.8%	2,822	3.8%	2,816	3.8%
Florida	2,678	3.6%	2,659	3.6%	2,672	3.6%	2,690	3.6%	2,714	3.6%
Ohio	2,648	3.6%	2,670	3.6%	2,666	3.6%	2,697	3.6%	2,702	3.6%
Massachusetts	2,635	3.6%	2,704	3.6%	2,780	3.7%	2,829	3.8%	2,841	3.8%
Other	39,562	53.5%	39,777	53.5%	39,943	53.5%	40,045	53.4%	39,959	53.3%
Total	$73,978	100.0%	$74,281	100.0%	$74,679	100.0%	$74,952	100.0%	$74,948	100.0%
Weighted average coverage (end of period RIF divided by IIF)	25.8%		25.9%		26.1%		26.1%		26.2%
U.S. mortgage insurance total RIF, net of reinsurance (1)	$61,982		$62,366		$60,259		$60,662		$60,436
Analysts’ persistency (2)	79.9%		80.7%		81.8%		82.3%		81.9%
Risk-to-capital ratio — Arch MI U.S. (3)	8.8:1		8.4:1		8.2:1		7.9:1		8.3:1
PMIER sufficiency ratio — Arch MI U.S. (4)	165%		175%		179%		176%		168%

(1) Total RIF for the U.S. mortgage insurance operations after external reinsurance.
(2) Represents the % of IIF at the beginning of a 12 month period that remained in force at the end of the period.
(3) Represents current (non-delinquent) RIF, net of reinsurance, divided by statutory capital (estimate for June 30, 2026).
(4) On August 21, 2024, Fannie Mae and Freddie Mac (collectively the GSEs) each updated their Private Mortgage Insurer Eligibility Requirements (PMIERs) to incorporate new deductions to available assets for investment risk. This update became effective on March 31, 2025; but the impact will be phased in through September 30, 2026. If the GSEs had fully implemented this update to PMIERs as of June 30, 2026, the changes would have reduced the available assets by 3% and resulted in a pro-forma PMIERs Sufficiency Ratio of 162%.

19

Arch Capital Group Ltd. and Subsidiaries
Segment Information — Mortgage Segment
The following table provides supplemental disclosures for the Company’s U.S. primary mortgage insurance operations:

(U.S. Dollars in millions, except policy/loan/claim count)	Three Months Ended
	June 30, 2026		March 31, 2026		December 31, 2025		September 30, 2025		June 30, 2025
Total new insurance written (NIW) (1)	$15,624		$14,812		$14,296		$12,965		$12,254

Total NIW by credit quality:
>=740	$12,637	80.9%	$11,720	79.1%	$11,239	78.6%	$9,850	76.0%	$9,411	76.8%
680-739	2,619	16.8%	2,698	18.2%	2,759	19.3%	2,753	21.2%	2,527	20.6%
620-679	357	2.3%	371	2.5%	293	2.0%	359	2.8%	313	2.6%
<620	11	0.1%	23	0.2%	5	0.0%	3	0.0%	3	0.0%
Total	$15,624	100.0%	$14,812	100.0%	$14,296	100.0%	$12,965	100.0%	$12,254	100.0%

Total NIW by LTV:
95.01% and above	$1,108	7.1%	$2,064	13.9%	$779	5.4%	$1,038	8.0%	$814	6.6%
90.01% to 95.00%	6,560	42.0%	5,804	39.2%	5,894	41.2%	5,668	43.7%	5,632	46.0%
85.01% to 90.00%	5,359	34.3%	4,690	31.7%	5,337	37.3%	4,323	33.3%	3,945	32.2%
85.00% and below	2,597	16.6%	2,254	15.2%	2,286	16.0%	1,936	14.9%	1,863	15.2%
Total	$15,624	100.0%	$14,812	100.0%	$14,296	100.0%	$12,965	100.0%	$12,254	100.0%

Total NIW monthly vs. single:
Monthly	$14,941	95.6%	$14,273	96.4%	$13,653	95.5%	$12,267	94.6%	$11,779	96.1%
Single	683	4.4%	539	3.6%	643	4.5%	698	5.4%	475	3.9%
Total	$15,624	100.0%	$14,812	100.0%	$14,296	100.0%	$12,965	100.0%	$12,254	100.0%

Total NIW purchase vs. refinance:
Purchase	$13,854	88.7%	$11,754	79.4%	$11,640	81.4%	$12,319	95.0%	$11,633	94.9%
Refinance	1,770	11.3%	3,058	20.6%	2,656	18.6%	646	5.0%	621	5.1%
Total	$15,624	100.0%	$14,812	100.0%	$14,296	100.0%	$12,965	100.0%	$12,254	100.0%

Ending number of policies in force (PIF) (2)	1,039,751		1,049,661		1,058,907		1,067,147		1,073,477

Rollforward of insured loans in default:
Beginning delinquent number of loans	21,606		22,985		21,821		20,762		21,299
Plus: new notices	11,122		11,938		12,825		12,168		10,856
Less: cures	(10,824)		(12,969)		(11,337)		(10,715)		(11,085)
Less: paid claims	(385)		(348)		(324)		(394)		(308)
Ending delinquent number of loans (2)	21,519		21,606		22,985		21,821		20,762

Ending percentage of loans in default (2)	2.07%		2.06%		2.17%		2.04%		1.93%

Losses:
Number of claims paid	385		348		324		394		308
Total paid claims (in thousands)	$19,091		$15,557		$15,917		$12,934		$12,703
Average paid per claim (in thousands)	$49.6		$44.7		$49.1		$32.8		$41.2
Severity (3)	78.8%		77.9%		81.6%		73.2%		75.3%

Average case reserve per default (in thousands)	$16.9		$16.6		$15.3		$16.1		$16.8
(1)    The original principal balance of all loans that received coverage during the period.
(2)    Includes first lien primary and pool policies.
(3)    Represents total direct first lien paid claims divided by RIF of loans for which claims were paid, excluding paid claim settlements.

20

Arch Capital Group Ltd. and Subsidiaries
Segment Information — Mortgage Segment
The following table provides supplemental disclosures for the Company’s U.S. primary mortgage insurance operations:

(U.S. Dollars in millions)

	June 30, 2026						December 31, 2025
	Loss Reserves, Net (1)	Primary IIF (2)		Primary RIF (3)		Delinquency Rate	Loss Reserves, Net (1)	Primary IIF (2)		Primary RIF (3)		Delinquency Rate
	% of Total	Total	% of Total	Total	% of Total		% of Total	Total	% of Total	Total	% of Total
Policy year:
2016 and prior	19.8%	$18,210	6.4%	$4,632	6.3%	4.72%	24.9%	$19,384	6.8%	$4,923	6.6%	5.08%
2017	3.3%	3,188	1.1%	825	1.1%	4.48%	3.9%	4,250	1.5%	1,127	1.5%	3.87%
2018	5.5%	4,956	1.7%	1,293	1.7%	4.46%	6.1%	5,673	2.0%	1,479	2.0%	4.48%
2019	6.4%	9,003	3.1%	2,374	3.2%	2.97%	7.3%	10,553	3.7%	2,770	3.7%	3.08%
2020	11.5%	26,603	9.3%	7,338	9.9%	1.88%	12.3%	30,968	10.8%	8,487	11.4%	1.85%
2021	17.1%	45,079	15.7%	12,454	16.8%	1.92%	17.4%	50,141	17.5%	13,767	18.4%	1.88%
2022	17.0%	45,532	15.9%	12,290	16.6%	1.94%	14.5%	49,492	17.3%	13,236	17.7%	1.87%
2023	10.4%	27,590	9.6%	7,125	9.6%	2.09%	7.9%	31,049	10.8%	8,006	10.7%	1.93%
2024	6.9%	35,074	12.2%	8,807	11.9%	1.45%	5.0%	39,306	13.7%	9,840	13.2%	1.17%
2025	1.9%	41,632	14.5%	10,106	13.7%	0.45%	0.7%	45,502	15.9%	11,044	14.8%	0.20%
2026	0.1%	29,532	10.3%	6,734	9.1%	0.06%
Total	100.0%	$286,399	100.0%	$73,978	100.0%	2.07%	100.0%	$286,318	100.0%	$74,679	100.0%	2.17%

(1)    Total reserves for losses and loss adjustment expenses, net of recoverables, was $340.6 million at June 30, 2026, compared to $320.6 million at December 31, 2025.
(2)    The aggregate dollar amount of each insured mortgage loan’s current principal balance.
(3)    The aggregate dollar amount of each insured mortgage loan’s current principal balance multiplied by the insurance coverage percentage specified in the policy for insurance policies issued and after contract limits and/or loss ratio caps for risk-sharing transactions.

21

Arch Capital Group Ltd. and Subsidiaries
Segment Information — Consolidated

(U.S. Dollars in millions)	Three Months Ended					Six Months Ended
	June 30,	March 31,	December 31,	September 30,	June 30,	June 30,	June 30,
	2026	2026	2025	2025	2025	2026	2025
Gross premiums written	$6,126	$6,425	$4,809	$5,410	$6,196	$12,551	$12,659
Premiums ceded	(2,077)	(2,077)	(1,160)	(1,446)	(1,848)	(4,154)	(3,796)
Net premiums written	4,049	4,348	3,649	3,964	4,348	8,397	8,863
Change in unearned premiums	(64)	(362)	606	321	(11)	(426)	(338)
Net premiums earned	3,985	3,986	4,255	4,285	4,337	7,971	8,525
Other underwriting income (1)	57	59	52	50	62	116	115
Losses and loss adjustment expenses	(2,196)	(2,089)	(2,280)	(2,200)	(2,303)	(4,285)	(4,890)
Acquisition expenses	(718)	(730)	(779)	(786)	(824)	(1,448)	(1,588)
Other operating expenses	(471)	(498)	(421)	(478)	(454)	(969)	(927)
Underwriting income (loss) (2)	$657	$728	$827	$871	$818	$1,385	$1,235

Underwriting Ratios
Loss ratio	55.1%	52.4%	53.6%	51.4%	53.1%	53.8%	57.4%
Acquisition expense ratio	18.0%	18.3%	18.3%	18.4%	19.0%	18.2%	18.6%
Other operating expense ratio (3)	10.4%	11.0%	8.7%	10.0%	9.1%	10.7%	9.5%
Combined ratio	83.5%	81.7%	80.6%	79.8%	81.2%	82.7%	85.5%

Catastrophic activity and prior year development:
Current accident year catastrophic events, net of reinsurance and reinstatement premiums	5.1%	4.4%	3.9%	1.7%	3.5%	4.7%	8.2%
Net (favorable) adverse development in prior year loss reserves, net of related adjustments:
Loss ratio impact	(4.2)%	(5.5)%	(3.0)%	(2.8)%	(3.5)%	(4.9)%	(4.1)%
Acquisition expense ratio impact	0.1%	0.5%	0.2%	0.4%	0.3%	0.3%	0.5%
Total impact	(4.1)%	(5.0)%	(2.8)%	(2.4)%	(3.2)%	(4.6)%	(3.6)%

Combined ratio excluding catastrophic activity and prior year development (2)	82.5%	82.3%	79.5%	80.5%	80.9%	82.6%	80.9%

Components of losses and loss adjustment expenses incurred
Paid losses and loss adjustment expenses	$1,697	$1,549	$1,951	$1,569	$1,744	$3,246	$3,505
Change in unpaid losses and loss adjustment expenses	499	540	329	631	559	1,039	1,385
Total losses and loss adjustment expenses	$2,196	$2,089	$2,280	$2,200	$2,303	$4,285	$4,890

Net premiums written to gross premiums written	66.1%	67.7%	75.9%	73.3%	70.2%	66.9%	70.0%

(1)‘Other underwriting income’ includes revenue earned from underwriting-related activities covered under existing service contracts.
(2)See ‘Comments on Non-GAAP Financial Measures’ for further discussion.
(3)The ‘Other operating expense ratio’ includes ‘Other underwriting income.’

22

Arch Capital Group Ltd. and Subsidiaries
Segment Information — Selected Information on Losses and Loss Adjustment Expenses

(U.S. Dollars in millions)	Three Months Ended					Six Months Ended
	June 30,	March 31,	December 31,	September 30,	June 30,	June 30,	June 30,
	2026	2026	2025	2025	2025	2026	2025
Estimated net (favorable) adverse development in prior year loss reserves, net of related adjustments
Net impact on underwriting results:
Insurance	$(21)	$(8)	$(1)	$(2)	$(2)	$(29)	$(12)
Reinsurance	(95)	(136)	(58)	(44)	(69)	(231)	(161)
Mortgage	(49)	(56)	(59)	(57)	(68)	(105)	(133)
Total	$(165)	$(200)	$(118)	$(103)	$(139)	$(365)	$(306)
Impact on losses and loss adjustment expenses:
Insurance	$(27)	$(14)	$(4)	$(14)	$(8)	$(41)	$(25)
Reinsurance	(97)	(152)	(69)	(53)	(81)	(249)	(200)
Mortgage	(45)	(54)	(56)	(54)	(64)	(99)	(125)
Total	$(169)	$(220)	$(129)	$(121)	$(153)	$(389)	$(350)
Impact on acquisition expenses:
Insurance	$6	$6	$3	$12	$6	$12	$13
Reinsurance	2	16	11	9	12	18	39
Mortgage	(4)	(2)	(3)	(3)	(4)	(6)	(8)
Total	$4	$20	$11	$18	$14	$24	$44
Impact on combined ratio:
Insurance	(1.1)%	(0.4)%	(0.1)%	(0.1)%	(0.1)%	(0.8)%	(0.3)%
Reinsurance	(5.2)%	(7.4)%	(2.9)%	(2.2)%	(3.3)%	(6.3)%	(3.9)%
Mortgage	(17.0)%	(19.9)%	(20.3)%	(19.2)%	(24.1)%	(18.5)%	(22.9)%
Total	(4.1)%	(5.0)%	(2.8)%	(2.4)%	(3.2)%	(4.6)%	(3.6)%
Impact on loss ratio:
Insurance	(1.4)%	(0.7)%	(0.2)%	(0.7)%	(0.4)%	(1.1)%	(0.6)%
Reinsurance	(5.3)%	(8.3)%	(3.5)%	(2.6)%	(3.9)%	(6.8)%	(4.9)%
Mortgage	(15.7)%	(19.2)%	(19.4)%	(18.1)%	(22.8)%	(17.4)%	(21.6)%
Total	(4.2)%	(5.5)%	(3.0)%	(2.8)%	(3.5)%	(4.9)%	(4.1)%
Impact on acquisition expense ratio:
Insurance	0.3%	0.3%	0.1%	0.6%	0.3%	0.3%	0.3%
Reinsurance	0.1%	0.9%	0.6%	0.4%	0.6%	0.5%	1.0%
Mortgage	(1.3)%	(0.7)%	(0.9)%	(1.1)%	(1.3)%	(1.1)%	(1.3)%
Total	0.1%	0.5%	0.2%	0.4%	0.3%	0.3%	0.5%
Estimated net losses incurred from current accident year catastrophic events (1)
Insurance	$151	$79	$64	$43	$58	$230	$235
Reinsurance	50	95	100	29	96	145	466
Total	$201	$174	$164	$72	$154	$375	$701
Impact on combined ratio:
Insurance	8.0%	4.2%	3.3%	2.2%	2.9%	6.1%	6.1%
Reinsurance	2.8%	5.2%	5.0%	1.5%	4.6%	4.0%	11.3%
Total	5.1%	4.4%	3.9%	1.7%	3.5%	4.7%	8.2%
(1)Equals estimated losses from catastrophic events occurring in the current accident year (e.g. natural catastrophes, man-made events, pandemic events), net of reinsurance and reinstatement premiums. As regards the natural catastrophe estimates included within, amounts shown for the insurance and reinsurance segments generally include (i) North American events with a Property Claim Services ("PCS") code and (ii) named catastrophic events outside of North America. Amounts not applicable for the mortgage segment.

23

Arch Capital Group Ltd. and Subsidiaries
Investment Information — Investable Asset Summary and Investment Portfolio Metrics
The following table summarizes the Company’s investable assets and portfolio metrics:

(U.S. Dollars in millions)	June 30,		March 31,		December 31,		September 30,		June 30,
	2026		2026		2025		2025		2025
Investable assets:
Fixed maturities available for sale, at fair value	$33,155	67.0%	$32,399	68.1%	$32,426	68.5%	$31,908	68.3%	$30,332	67.5%
Fixed maturities—fair value option (1)	1,175	2.4%	1,129	2.4%	1,110	2.3%	1,050	2.2%	1,009	2.2%
Total fixed maturities	34,330	69.3%	33,528	70.5%	33,536	70.8%	32,958	70.5%	31,341	69.7%

Equity securities, at fair value	2,280	4.6%	1,766	3.7%	1,864	3.9%	1,805	3.9%	1,715	3.8%
Equity securities—fair value option (1)	5	0.0%	4	0.0%	5	0.0%	5	0.0%	5	0.0%
Total equity securities	2,285	4.6%	1,770	3.7%	1,869	3.9%	1,810	3.9%	1,720	3.8%

Other investments—fair value option (1)	2,144	4.3%	2,129	4.5%	1,957	4.1%	1,911	4.1%	1,810	4.0%

Investments accounted for using the equity method (2)	6,852	13.8%	6,652	14.0%	6,453	13.6%	6,232	13.3%	6,566	14.6%

Short-term investments available for sale, at fair value	3,298	6.7%	2,638	5.5%	2,625	5.5%	2,351	5.0%	2,788	6.2%
Short-term investments—fair value option (1)	57	0.1%	69	0.1%	64	0.1%	61	0.1%	68	0.2%
Total short-term investments	3,355	6.8%	2,707	5.7%	2,689	5.7%	2,412	5.2%	2,856	6.4%

Cash	1,109	2.2%	914	1.9%	993	2.1%	1,063	2.3%	983	2.2%

Securities transactions entered into but not settled at the balance sheet date	(572)	(1.2)%	(155)	(0.3)%	(128)	(0.3)%	360	0.8%	(338)	(0.8)%
Total investable assets held by the Company	$49,503	100.0%	$47,545	100.0%	$47,369	100.0%	$46,746	100.0%	$44,938	100.0%

Average effective duration of fixed maturities (in years)	3.50		3.43		3.34		3.24		3.48
Average S&P/Moody’s credit ratings (3)	AA-/Aa3		AA-/Aa3		AA-/Aa3		AA-/Aa3		AA-/Aa3
(1)     Included in “other investments” on the balance sheet.
(2)    Changes in the carrying value of investments accounted for using the equity method are recorded as “equity in net income of investments accounted for using the equity method” rather than as                 an unrealized gain or loss component of accumulated other comprehensive income.
(3)    Average credit ratings on the Company’s investment portfolio on securities with ratings assigned by Standard & Poor’s (“S&P”) and Moody’s Investors Service (“Moody’s”).

24

Arch Capital Group Ltd. and Subsidiaries
Investment Information — Composition of Net Investment Income, Yield and Total Return

The following table summarizes the Company’s net investment income, yield and total return:

(U.S. Dollars in millions, except per share data)	Three Months Ended					Six Months Ended
	June 30,	March 31,	December 31,	September 30,	June 30,	June 30,	June 30,
	2026	2026	2025	2025	2025	2026	2025
Composition of pre-tax net investment income:
Fixed maturities	$386	$384	$384	$379	$360	$770	$702
Short-term investments	26	24	27	25	24	50	50
Equity securities (dividends)	9	8	10	10	10	17	21
Other (1)	21	21	27	19	35	42	63
Gross investment income	442	437	448	433	429	879	836
Investment expenses	(25)	(29)	(14)	(25)	(24)	(54)	(53)
Pre-tax net investment income	$417	$408	$434	$408	$405	$825	$783
Per share	$1.20	$1.13	$1.18	$1.08	$1.07	$2.33	$2.06

Pre-tax equity in net income of investments accounted for using the equity method	196	160	155	134	162	356	215
Per share	$0.56	$0.44	$0.42	$0.36	$0.43	$1.01	$0.56

Investment income yield, at amortized cost (2):
Pre-tax	3.91%	3.99%	4.22%	4.07%	4.25%	3.98%	4.19%
After-tax	3.19%	3.26%	3.45%	3.32%	3.43%	3.25%	3.38%

Total return on investments (3)	1.62%	0.10%	1.36%	1.80%	3.09%	1.72%	5.17%
(1)Amounts include dividends and other distributions on investment funds, term loan investments, funds held balances, cash balances and other.
(2)Presented on an annualized basis and excluding the impact of investments for which returns are not included within investment income, such as investments accounted for using the equity method and certain equities.
(3)Total return on investments includes investment income, equity in net income or loss of investments accounted for using the equity method, net realized gains and losses (excluding changes in allowance for credit losses on non-investment related financial assets) and the change in unrealized gains or losses and is calculated on a pre-tax basis and before investment expenses. See ‘Comments on Non-GAAP Financial Measures’ for a further discussion of the presentation of total return on investments.

25

Arch Capital Group Ltd. and Subsidiaries
Investment Information — Composition of Fixed Maturities

The following table summarizes the Company’s fixed maturities:

(U.S. Dollars in millions)	Fair Value	Gross Unrealized Gains	Gross Unrealized Losses	Net Unrealized Gains (Losses)	Allowance for Credit Losses	Amortized Cost	Fair Value / Amortized Cost	Fair Value % of Total
At June 30, 2026
Corporates	$15,399	$102	$(198)	$(96)	$(6)	$15,501	99.3%	44.9%
U.S. government and government agencies	8,064	8	(64)	(56)	—	8,120	99.3%	23.5%
Asset-backed securities	3,677	6	(26)	(20)	(9)	3,706	99.2%	10.7%
Non-U.S. government securities	2,879	26	(77)	(51)	(1)	2,931	98.2%	8.4%
Residential mortgage-backed securities	2,643	11	(38)	(27)	—	2,670	99.0%	7.7%
Commercial mortgage-backed securities	1,549	5	(7)	(2)	—	1,551	99.9%	4.5%
Municipal bonds	119	—	(4)	(4)	—	123	96.7%	0.3%
Total	$34,330	$158	$(414)	$(256)	$(16)	$34,602	99.2%	100.0%

At December 31, 2025
Corporates	$15,160	$265	$(142)	$123	$(10)	$15,047	100.8%	45.2%
U.S. government and government agencies	7,450	23	(21)	2	—	7,448	100.0%	22.2%
Asset-backed securities	3,574	20	(15)	5	(8)	3,577	99.9%	10.7%
Non-U.S. government securities	3,273	53	(81)	(28)	(1)	3,302	99.1%	9.8%
Residential mortgage-backed securities	2,705	34	(21)	13	—	2,692	100.5%	8.1%
Commercial mortgage-backed securities	1,212	11	(5)	6	(1)	1,207	100.4%	3.6%
Municipal bonds	162	—	(4)	(4)	—	166	97.6%	0.5%
Total	$33,536	$406	$(289)	$117	$(20)	$33,439	100.3%	100.0%

26

Arch Capital Group Ltd. and Subsidiaries
Investment Information — Credit Quality Distribution and Maturity Profile

The following table summarizes the credit quality distribution and maturity profile of the Company’s fixed maturities:

(U.S. Dollars in millions)	June 30,		March 31,		December 31,		September 30,		June 30,
	2026		2026		2025		2025		2025
Credit quality distribution of total fixed maturities (1):
U.S. government and government agencies (2)	$10,011	29.2%	$9,665	28.8%	$9,561	28.5%	$8,409	25.5%	$8,355	26.7%
AAA	5,580	16.3%	5,769	17.2%	5,667	16.9%	5,425	16.5%	4,745	15.1%
AA	2,638	7.7%	2,554	7.6%	2,564	7.6%	2,449	7.4%	2,491	7.9%
A	6,526	19.0%	6,405	19.1%	6,448	19.2%	6,904	20.9%	6,645	21.2%
BBB	6,698	19.5%	6,526	19.5%	6,533	19.5%	7,167	21.7%	6,673	21.3%
BB	1,391	4.1%	1,340	4.0%	1,330	4.0%	1,175	3.6%	1,110	3.5%
B	818	2.4%	806	2.4%	734	2.2%	685	2.1%	657	2.1%
Lower than B	42	0.1%	35	0.1%	35	0.1%	29	0.1%	30	0.1%
Not rated	626	1.8%	428	1.3%	664	2.0%	715	2.2%	635	2.0%
Total fixed maturities, at fair value	$34,330	100.0%	$33,528	100.0%	$33,536	100.0%	$32,958	100.0%	$31,341	100.0%

Maturity profile of total fixed maturities:
Due in one year or less	$740	2.2%	$582	1.7%	$412	1.2%	$570	1.7%	$518	1.7%
Due after one year through five years	17,498	51.0%	17,540	52.3%	17,680	52.7%	17,379	52.7%	17,632	56.3%
Due after five years through ten years	7,522	21.9%	6,659	19.9%	7,149	21.3%	7,047	21.4%	6,350	20.3%
Due after 10 years	701	2.0%	727	2.2%	804	2.4%	798	2.4%	847	2.7%
	26,461	77.1%	25,508	76.1%	26,045	77.7%	25,794	78.3%	25,347	80.9%
Residential mortgage-backed securities	2,643	7.7%	2,892	8.6%	2,705	8.1%	2,766	8.4%	2,386	7.6%
Commercial mortgage-backed securities	1,549	4.5%	1,391	4.1%	1,212	3.6%	1,249	3.8%	838	2.7%
Asset-backed securities	3,677	10.7%	3,737	11.1%	3,574	10.7%	3,149	9.6%	2,770	8.8%
Total fixed maturities, at fair value	$34,330	100.0%	$33,528	100.0%	$33,536	100.0%	$32,958	100.0%	$31,341	100.0%

(1)     For individual fixed maturities, S&P ratings are used. In the absence of an S&P rating, ratings from Moody’s are used, followed by ratings from Fitch Ratings.
(2)     Includes U.S. government-sponsored agency mortgage backed securities and agency commercial mortgage backed securities.

27

Arch Capital Group Ltd. and Subsidiaries
Investment Information — Analysis of Corporate Exposures

The following table summarizes the Company’s corporate bonds by sector:

(U.S. Dollars in millions)	June 30,		March 31,		December 31,		September 30,		June 30,
	2026		2026		2025		2025		2025
Sector:
Industrials	$8,439	54.8%	$8,286	55.5%	$7,840	51.7%	$8,262	51.5%	$7,974	51.7%
Financials	5,623	36.5%	5,450	36.5%	6,066	40.0%	6,251	39.0%	5,939	38.5%
Utilities	1,054	6.8%	942	6.3%	949	6.3%	1,225	7.6%	1,201	7.8%
All other (1)	283	1.8%	251	1.7%	305	2.0%	306	1.9%	303	2.0%
Total	$15,399	100.0%	$14,929	100.0%	$15,160	100.0%	$16,044	100.0%	$15,417	100.0%

Credit quality distribution (2):
AAA	$185	1.2%	$176	1.2%	$195	1.3%	$195	1.2%	$180	1.2%
AA	1,220	7.9%	1,093	7.3%	968	6.4%	807	5.0%	953	6.2%
A	5,286	34.3%	5,173	34.7%	5,315	35.1%	5,882	36.7%	5,712	37.1%
BBB	6,256	40.6%	6,111	40.9%	6,210	41.0%	6,891	43.0%	6,392	41.5%
BB	1,315	8.5%	1,266	8.5%	1,262	8.3%	1,128	7.0%	1,054	6.8%
B	815	5.3%	800	5.4%	728	4.8%	676	4.2%	652	4.2%
Lower than B	42	0.3%	35	0.2%	35	0.2%	29	0.2%	30	0.2%
Not rated	280	1.8%	275	1.8%	447	2.9%	436	2.7%	444	2.9%
Total	$15,399	100.0%	$14,929	100.0%	$15,160	100.0%	$16,044	100.0%	$15,417	100.0%

(1)    Includes sovereign securities, supranational securities and other.
(2)    For individual fixed maturities, S&P ratings are used. In the absence of an S&P rating, ratings from Moody’s are used, followed by ratings from Fitch Ratings.

The following table summarizes the Company’s top ten exposures to fixed income corporate issuers by fair value at June 30, 2026:

(U.S. Dollars in millions)	Fair Value	% of Asset Class	% of Investable Assets	Credit Quality (1)
Issuer:
Morgan Stanley	$482	3.1%	1.0%	A/A1
The Goldman Sachs Group, Inc.	293	1.9%	0.6%	BBB+/A2
JPMorgan Chase & Co.	261	1.7%	0.5%	A/A1
Citigroup Inc.	256	1.7%	0.5%	A-/A2
Bank of America Corporation	255	1.7%	0.5%	A-/A1
Amazon.com, Inc.	221	1.4%	0.4%	AA/A1
The Toronto-Dominion Bank	213	1.4%	0.4%	A-/A2
UBS Group AG	175	1.1%	0.4%	A/A1
Hyundai Motor Company	155	1.0%	0.3%	A-/A3
Oracle Corporation	146	0.9%	0.3%	BBB/Baa2
Total	$2,457	16.0%	5.0%

(1)    Average credit ratings assigned by S&P and Moody’s, respectively.

28

Arch Capital Group Ltd. and Subsidiaries
Investment Information — Structured Securities

The following table provides the composition of the Company’s structured securities:

(U.S. Dollars in millions)	Agencies	AAA	AA	A	BBB	Non-Investment Grade	Total
At June 30, 2026
Residential mortgage-backed securities	$1,942	$697	$—	$—	$—	$4	$2,643
Commercial mortgage-backed securities	6	1,009	138	32	252	112	1,549
Asset-backed securities	—	1,891	244	1,052	189	301	3,677
Total	$1,948	$3,597	$382	$1,084	$441	$417	$7,869

At December 31, 2025
Residential mortgage-backed securities	$2,105	$598	$2	$—	$—	$—	$2,705
Commercial mortgage-backed securities	6	730	159	47	193	77	1,212
Asset-backed securities	—	2,026	310	904	128	206	3,574
Total	$2,111	$3,354	$471	$951	$321	$283	$7,491

29

Arch Capital Group Ltd. and Subsidiaries
Comments on Non-GAAP Financial Measures
Throughout this financial supplement, the Company presents its operations in the way it believes will be the most meaningful and useful to investors, analysts, rating agencies and others who use the Company’s financial information in evaluating the performance of the Company. This presentation includes the use of after-tax operating income available to Arch common shareholders, which is defined as net income available to Arch common shareholders, excluding net realized gains or losses (which include, but are not limited to, realized and unrealized changes in the fair value of equity securities and assets accounted for using the fair value option, realized and unrealized gains and losses on derivative instruments, changes in the allowance for credit losses on financial assets and gains and losses realized from the acquisition or disposition of subsidiaries), equity in net income or loss of investments accounted for using the equity method, net foreign exchange gains or losses, transaction costs and other, net of income taxes and the use of annualized operating return on average common equity. The presentation of after-tax operating income available to Arch common shareholders and annualized operating return on average common equity are non-GAAP financial measures as defined in Regulation G. The reconciliation of such measures to net income available to Arch common shareholders and annualized net income return on average common equity (the most directly comparable GAAP financial measures) in accordance with Regulation G is included on the following page.
The Company believes that net realized gains or losses, equity in net income or loss of investments accounted for using the equity method, net foreign exchange gains or losses and transaction costs and other, in any particular period are not indicative of the performance of, or trends in, the Company’s business. Although net realized gains or losses, equity in net income or loss of investments accounted for using the equity method and net foreign exchange gains or losses are an integral part of the Company’s operations, the decision to realize these items are independent of the insurance underwriting process and result, in large part, from general economic and financial market conditions. Furthermore, certain users of the Company’s financial information believe that, for many companies, the timing of the realization of investment gains or losses is largely opportunistic. In addition, changes in the allowance for credit losses and net impairment losses recognized in earnings on the Company’s investments represent other-than-temporary declines in expected recovery values on securities without actual realization.
The use of the equity method on certain of the Company’s investments in certain funds that invest in fixed maturity securities is driven by the ownership structure of such funds (either limited partnerships or limited liability companies). In applying the equity method, these investments are initially recorded at cost and are subsequently adjusted based on the Company’s proportionate share of the net income or loss of the funds (which include changes in the fair value of the underlying securities in the funds). This method of accounting is different from the way the Company accounts for its other fixed maturity securities and the timing of the recognition of equity in net income or loss of investments accounted for using the equity method may differ from gains or losses in the future upon sale or maturity of such investments.
Transaction costs and other include advisory, financing, legal, severance, incentive compensation and other transaction costs related to acquisitions. The Company believes that transaction costs and other, due to their non-recurring nature, are not indicative of the performance of, or trends in, the Company’s business performance.

The Company believes that showing net income available to Arch common shareholders exclusive of the items referred to above reflects the underlying fundamentals of the Company’s business since the Company evaluates the performance of and manages its business to produce an underwriting profit. In addition to presenting net income available to Arch common shareholders, the Company believes that this presentation enables investors and other users of the Company’s financial information to analyze the Company’s performance in a manner similar to how the Company’s management analyzes performance. The Company also believes that this measure follows industry practice and, therefore, allows the users of the Company’s financial information to compare the Company’s performance with its industry peer group. The Company believes that the equity analysts and certain rating agencies that follow the Company and the insurance industry as a whole generally exclude these items from their analyses for the same reasons.
The Company’s segment information includes the presentation of consolidated underwriting income or loss and a subtotal of underwriting income or loss. Such measures represent the pre-tax profitability of the Company’s underwriting operations and include net premiums earned plus other underwriting income, less losses and loss adjustment expenses, acquisition expenses and other operating expenses. Other operating expenses include those operating expenses that are incremental and/or directly attributable to the Company’s individual underwriting operations. Underwriting income or loss does not include certain income and expense items which are included in corporate. While these measures are presented in the Segment Information footnote to the Company’s Consolidated Financial Statements, they are considered non-GAAP financial measures when presented elsewhere on a consolidated basis. The reconciliations of underwriting income or loss to income before income taxes (the most directly comparable GAAP financial measure) on a consolidated basis, in accordance with Regulation G, is shown on pages 9 to 12.
In addition, the Company’s segment information includes the use of a combined ratio excluding catastrophic activity and prior year development, for the insurance and reinsurance segments, and a combined ratio excluding prior year development, for the mortgage segment. These ratios are non-GAAP financial measures as defined in Regulation G. The reconciliation of such measures to the combined ratio (the most directly comparable GAAP financial measure) in accordance with Regulation G are shown on the individual segment pages. The Company’s management utilizes the adjusted combined ratios excluding current accident year catastrophic events and favorable or adverse development in prior year loss reserves in its analysis of the underwriting performance of each of its underwriting segments. Effective in the 2025 first quarter, the ‘Other operating expense ratio’ includes ‘Other underwriting income.’
Total return on investments includes investment income, equity in net income or loss of investments accounted for using the equity method, net realized gains and losses (excluding changes in the allowance for credit losses on non-investment related financial assets) and the change in unrealized gains and losses generated by the Company’s investment portfolio. Total return is calculated on a pre-tax basis and before investment expenses, and reflects the effect of financial market conditions along with foreign currency fluctuations. Management uses total return on investments as a key measure of the return generated to Arch common shareholders, and compares the return generated by the Company’s investment portfolio against benchmark returns during the periods presented.

30

Arch Capital Group Ltd. and Subsidiaries
Operating Income Reconciliation and Annualized Operating Return on Average Common Equity
The following table summarizes the Company’s consolidated financial data, including a reconciliation of net income (loss) available to Arch common shareholders to after-tax operating income (loss) available to Arch common shareholders and related diluted per share results:

(U.S. Dollars and shares in millions, except per share data)	Three Months Ended					Six Months Ended
	June 30,	March 31,	December 31,	September 30,	June 30,	June 30,	June 30,
	2026	2026	2025	2025	2025	2026	2025
Net income available to Arch common shareholders	$1,047	$1,037	$1,228	$1,340	$1,227	$2,084	$1,791
Net realized (gains) losses (1)	17	87	(22)	(210)	(229)	104	(232)
Equity in net (income) of investments accounted for using the equity method	(196)	(160)	(155)	(134)	(162)	(356)	(215)
Net foreign exchange (gains) losses	(10)	(21)	6	7	88	(31)	115
Transaction costs and other	32	18	26	21	18	50	28
Income tax expense (benefit) (2)	3	(60)	9	18	37	(57)	79
After-tax operating income available to Arch common shareholders	$893	$901	$1,092	$1,042	$979	$1,794	$1,566

Diluted per common share results:
Net income available to Arch common shareholders	$3.00	$2.88	$3.35	$3.56	$3.23	$5.88	$4.70
Net realized (gains) losses (1)	0.05	0.24	(0.06)	(0.56)	(0.60)	0.29	(0.61)
Equity in net (income) of investments accounted for using the equity method	(0.56)	(0.44)	(0.42)	(0.36)	(0.43)	(1.00)	(0.57)
Net foreign exchange (gains) losses	(0.03)	(0.06)	0.02	0.02	0.23	(0.09)	0.30
Transaction costs and other	0.09	0.05	0.07	0.06	0.05	0.14	0.08
Income tax expense (benefit) (2)	0.01	(0.17)	0.02	0.05	0.10	(0.16)	0.21
After-tax operating income available to Arch common shareholders	$2.56	$2.50	$2.98	$2.77	$2.58	$5.06	$4.11

Weighted average common shares and common share equivalents outstanding - diluted	348.8	359.7	366.6	376.1	379.9	354.2	380.8

Beginning common shareholders’ equity	$23,358	$23,376	$22,889	$22,211	$20,715	$23,376	$19,990
Ending common shareholders’ equity	23,200	23,358	23,376	22,889	22,211	23,200	22,211
Average common shareholders’ equity	$23,279	$23,367	$23,133	$22,550	$21,463	$23,288	$21,101

Annualized net income return on average common equity	18.0%	17.8%	21.2%	23.8%	22.9%	17.9%	17.0%
Annualized operating return on average common equity	15.3%	15.4%	18.9%	18.5%	18.2%	15.4%	14.8%

(1)    Net realized gains or losses include, but are not limited to, realized and unrealized changes in the fair value of equity securities and assets accounted for using the fair value option, realized and unrealized gains and losses on derivative instruments, changes in the allowance for credit losses on financial assets and gains and losses realized from the acquisition or disposition of subsidiaries.
(2)    Income tax expense (benefit) on net realized gains or losses, equity in net income of investments accounted for using the equity method, net foreign exchange gains or losses and transaction costs and other reflects the relative mix reported by jurisdiction and the varying tax rates in each jurisdiction.

31

Arch Capital Group Ltd. and Subsidiaries
Operating Income and Effective Tax Rate Calculations
The following table provides a reconciliation of income (loss) before income taxes to after-tax operating income (loss) available to Arch common shareholders and an analysis of the effective tax rate on pre-tax operating income (loss) available to Arch common shareholders:

(U.S. Dollars in millions)	Three Months Ended					Six Months Ended
	June 30,	March 31,	December 31,	September 30,	June 30,	June 30,	June 30,
	2026	2026	2025	2025	2025	2026	2025
Arch Operating Income Components:
Income (loss) before income taxes and income (loss) from operating affiliates	$1,175	$1,109	$1,387	$1,503	$1,411	$2,284	$2,089
Net realized (gains) losses	17	87	(22)	(210)	(229)	104	(232)
Equity in net (income) of investments accounted for using the equity method	(196)	(160)	(155)	(134)	(162)	(356)	(215)
Net foreign exchange (gains) losses	(10)	(21)	6	7	88	(31)	115
Transaction costs and other	32	18	26	21	18	50	28
Income (loss) from operating affiliates	46	36	61	62	40	82	57
Pre-tax operating income available to Arch (b)	1,064	1,069	1,303	1,249	1,166	2,133	1,842
Income tax (expense) benefit (a)	(161)	(158)	(201)	(197)	(177)	(319)	(256)
After-tax operating income available to Arch	903	911	1,102	1,052	989	1,814	1,586
Preferred dividends	(10)	(10)	(10)	(10)	(10)	(20)	(20)
After-tax operating income available to Arch common shareholders	$893	$901	$1,092	$1,042	$979	$1,794	$1,566

Effective tax rate on pre-tax operating income (loss) available to Arch (a)/(b)	15.1%	14.8%	15.4%	15.8%	15.2%	15.0%	13.9%

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Arch Capital Group Ltd. and Subsidiaries
Capital Structure and Share Repurchase Activity
The following table provides an analysis of the Company’s capital structure:

(U.S. Dollars and shares in millions, except per share data)	June 30,	March 31,	December 31,	September 30,	June 30,
	2026	2026	2025	2025	2025
Debt:
Arch 7.350% senior notes, due May 1, 2034	$300	$300	$300	$300	$300
Arch 5.250% senior notes, due June 15, 2036	600	—	—	—	—
Arch 3.635% senior notes, due June 30, 2050	1,000	1,000	1,000	1,000	1,000
Arch 5.950% senior notes, due June 15, 2056	1,400	—	—	—	—
Arch-U.S. 5.144% senior notes, due November 1, 2043 (1)	281	500	500	500	500
Arch Finance 4.011% senior notes, due December 15, 2026 (2)	500	500	500	500	500
Arch Finance 5.031% senior notes, due December 15, 2046 (2)	251	450	450	450	450
Deferred debt costs on senior notes	(46)	(21)	(21)	(22)	(22)
Revolving credit agreement borrowings, due August 23, 2028	—	—	—	—	—
Total debt	$4,286	$2,729	$2,729	$2,728	$2,728
Shareholders’ equity available to Arch:
Series F non-cumulative preferred shares (5.45%)	330	330	330	330	330
Series G non-cumulative preferred shares (4.55%)	500	500	500	500	500
Common shareholders’ equity (a)	23,200	23,358	23,376	22,889	22,211
Total shareholders’ equity available to Arch	$24,030	$24,188	$24,206	$23,719	$23,041

Total capital available to Arch	$28,316	$26,917	$26,935	$26,447	$25,769

Common shares outstanding, net of treasury shares (b)	341.0	352.9	359.0	367.3	375.4

Book value per common share (3) (a)/(b)	$68.04	$66.19	$65.11	$62.32	$59.17

Leverage ratios:
Senior notes/total capital available to Arch	15.1%	10.1%	10.1%	10.3%	10.6%
Revolving credit agreement borrowings/total capital available to Arch	—%	—%	—%	—%	—%
Debt/total capital available to Arch	15.1%	10.1%	10.1%	10.3%	10.6%
Preferred/total capital available to Arch	2.9%	3.1%	3.1%	3.1%	3.2%
Debt and preferred/total capital available to Arch	18.1%	13.2%	13.2%	13.5%	13.8%
(1)    Issued by Arch Capital Group (U.S.) Inc. (“Arch-U.S.”), a wholly owned subsidiary of Arch, and fully and unconditionally guaranteed by Arch.
(2)    Issued by Arch Capital Finance LLC (“Arch Finance”), a wholly owned subsidiary of Arch U.S. MI Holdings Inc., and fully and unconditionally guaranteed by Arch.
(3)    Excludes the effects of stock options, restricted and performance stock units outstanding.
The following table provides the impact of share repurchases under the Company’s share repurchase program:

(U.S. Dollars and shares in millions, except per share data)	Three Months Ended					Cumulative
	June 30,	March 31,	December 31,	September 30,	June 30,	June 30,
	2026	2026	2025	2025	2025	2026
Effect of share repurchases:
Aggregate cost of shares repurchased	$1,165.8	$783.0	$797.9	$732.3	$163.2	$9,731.8
Shares repurchased	12.4	8.3	8.9	8.2	1.9	475.7
Average price per share repurchased	$94.38	$94.01	$90.04	$88.82	$87.94	$20.46

Remaining share repurchase authorization (1)						$2,158.2
(1)    Repurchases under the share repurchase authorization may be effected from time to time in open market or privately negotiated transactions. On April 19, 2026, the Company increased its authorization for its existing share repurchase program by $3.0 billion.

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